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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Amending report filed April 20, 1998 (April 3, 1998)
                Date of Report (Date of earliest event reported)


                      Laidlaw Environmental Services, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                  1-8368                  51-0228924
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(State or other jurisdiction)          (Commission              (IRS Employer
of incorporation)                      File Number)          Identification No.)




           1301 Gervais Street, Columbia, South Carolina     29201
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           (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code: (803)933-4200



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a).  Financial statements of businesses acquired.

The required audited consolidated balance sheets as of January 3, 1998 and December 28, 1996 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three fiscal years in the period ended January 3, 1998 are included in the Safety-Kleen Corp. Annual Report on Form 10-K for the fiscal year ended January 3, 1998, as filed April 3, 1998, which is incorporated by reference as Exhibit 99.3 to this Current Report.

(b).  Pro forma financial information.

The unaudited pro forma combined balance sheet as of February 28, 1998 and the unaudited pro forma combined statement of income for the year ended August 31, 1997 and the six months ended February 28, 1998 are included in the Registrant's Registration Statement Number 333-49929 on Form S-4, amended as filed on April 17, 1998, which is incorporated by reference as Exhibit 99.4 to this Current Report.

(c).  Exhibits

      Exhibit
       Number     Description
       ------     -----------

         99.1 Agreement and Plan of Merger dated as of March 16, 1998, by and among the Registrant, LES Acquisition, Inc. and Safety-Kleen Corp., filed as Annex A to the Registrant's Registration Statement Number 333-49929 on Form S-4 dated April 10, 1998 and incorporated herein by reference.

         99.2 Credit Agreement among LES, Inc., Laidlaw Environmental Services (Canada) Ltd., Toronto Dominion (Texas) Inc., The Toronto-Dominion Bank, TD Securities (USA) Inc., The Bank of Nova Scotia, NationsBank, N.A., The First National Bank of Chicago and Wachovia Bank, N.A. and NationsBank, N.A. as Syndication Agent dated as of April 3, 1998, filed as exhibit
                  (4)(q) to the Registrant's Registration Statement Number 333-49929 on Form S-4 dated April 10, 1998 and incorporated herein by reference.

         99.3 Safety-Kleen Corp. Form 10-K for the fiscal year ended January 3, 1998, as filed with the Securities and Exchange Commission on April 3, 1998 and incorporated herein by reference.

         99.4 Amendment No. 1, dated April 17, 1998, to Registrant's Registration Statement Number 333-49929 dated April 10, 1998, and filed with the Securities and Exchange Commission on April 17, 1998 and incorporated herein by reference.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: April 22, 1998                      By:  /s/ Kenneth W. Winger
                                              -----------------------------
                                              Kenneth W. Winger, President
                                              and Chief Executive Officer


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